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                               MORTGAGE


     KNOW ALL MEN BY THESE PRESENTS THAT WHITEFORD FOODS VENTURE, L.P., formerly known as Granada Whiteford Foods Venture, L.P., a Texas limited partnership ("Whitefords") in consideration for the obligations incurred by Albert D. Greenaway as Guarantor under a Limited Guarantee dated September 18, 1995 and delivered to PNC Bank, Ohio, National Association and The Fifth Third Bank of Western Ohio, N.A. (the "Banks") (the "Greenaway Personal Guaranty") and as security for the performance and payment of all Whitefords obligations under the Guaranty Compensation Agreement dated September 18, 1995 between Whitefords and Albert D. Greenaway (the "Compensation Agreement"), and other good and valuable consideration paid, grants with mortgage covenants, to ALBERT D. GREENAWAY, an individual, the following real property:

                        SEE ATTACHED EXHIBIT A

This mortgage is given, upon statutory condition, to secure the performance and payment of all Whitefords obligations under the Compensation Agreement.

"Statutory condition" is defined in section 5302.14 of the Ohio Revised
Code and provides generally that if the mortgagor pays the principal and interest secured by this mortgage, performs the other obligations secured hereby and the conditions of any prior mortgage, pays all the taxes and assessments, maintains insurance against fire and other hazards, and does not commit or suffer waste, then this mortgage shall be void.

This mortgage is subordinated to (i) an Open-End Mortgage, Assignment of Rents and Leases and Security Agreement granted by Whitefords to the Banks, recorded at volume 759, page 423 of the mortgage records of Montgomery County, Ohio, and ii) a mortgage to Greenaway Consultant, Inc. recorded at volume 759, page 127 of the mortgage records of Montgomery County, Ohio.

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     Witness Whiteford Foods Venture, L.P.'s, hand as of this 18th day of
September, 1995.

Signed and Acknowledged
in the Presence of:                      WHITEFORD FOODS VENTURE, L.P.

- -------------------------                By: G/W Foods, Inc.
                                         (its sole general partner)

- -------------------------                By: Kevin T. Gannon
                                         Chief Executive Officer


STATE OF NEW JERSEY      )
                         ) SS:
COUNTY OF_____________   )

     Be It Remembered, that on this 18th day of September, 1995, in the aforesaid County and State, before me, the subscriber, a Notary Public authorized to take acknowledgements and proofs in said County and State, personally appeared for the above named G/W Foods, Inc., General Partner of Whiteford Foods Venture, L.P., Kevin Gannon, its Chief Executive Officer who, I am satisfied is the Chief Executive Officer of G/W Foods, Inc., the grantor named in and who executed the foregoing instrument and he did acknowledge that he signed, sealed and delivered the same as his and its act and deed for the uses and purpose therein expressed and who did acknowledge that he has received a true copy of the foregoing instrument on behalf of the grantor.

     GIVEN UNDER MY HAND AND OFFICIAL SEAL OF OFFICE at _________________, New Jersey this 18th day of September, 1995.


                                       ______________________________
                                       Notary Public

This Instrument Prepared By:

SEBALY, SHILLITO & DYER
A Legal Professional Association
1300 Courthouse Plaza
P.O. Box 220
Dayton, Ohio 45402
(513) 222-2500

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                                                              EXHIBIT A

                        Legal Description of Real Estate


SITUATE IN THE COUNTY OF DARKE, STATE OF OHIO, AND IN THE VILLAGE OF VERSAILLES, AND BOUNDED AND DESCRIBED AS FOLLOWS:

TRACT III

Situate in the southwest quarter of Section 18, Town 10 North, Range 4
East, Village of Versailles, Darke County, Ohio, and being more particularly described as follows:

Beginning at the northeast corner of the southwest quarter of said
Section 18, thence with the east line of said southwest quarter and the centerline of Reed Road, S-0 degrees-09'-00"-W a distance of 264.00 feet to a railroad spike and the place of beginning for the herein described tract;

thence continuing along the east line of said southwest quarter and centerline of Reed Road, S-0 degrees-09'-00"-W a distance of 669.01 feet to a railroad spike;

thence S-89 degrees-40'-W a distance of 500.00 feet to an iron pin;

thence N-09 degrees 00'-00"-E a distance of 666.22 feet to an iron pin;

thence S-89 degrees-59'-E a distance of 500.00 feet to the place of beginning, containing 7.663 acres, more or less, 0.461 Acres in road right of way, leaving 7.202 Net Acres, subject to all legal highways and easements of record.